EXHIBIT 10.54

                   FIRST AMENDMENT
                         TO
        COGENERATION ENERGY SUPPLY AGREEMENT

     WHEREAS, PANDA ENERGY CORPORATION ("SUPPLIER" hereinafter), a Texas Corporation, and THE BIBB
COMPANY ("PURCHASER" hereinafter), a Georgia
Corporation, entered a Cogeneration Energy Supply
Agreement (the "AGREEMENT" hereinafter) effective on or about January 12, 1989, wherein SUPPLIER agreed to construct and operate a cogeneration facility
(the "FACILITY" hereinafter) in Roanoke Rapids,
North Carolina and wherein PURCHASER agreed to purchase steam and chilled water produced in the FACILITY; and

     WHEREAS, SUPPLIER and PURCHASER executed a Consent and Agreement on May 19, 1989 wherein
PURCHASER consented to the assignment by SUPPLIER to PANDA-ROSEMARY CORPORATION of all of its right, title and interest in the AGREEMENT, subject to the express provision that such assignment would not release SUPPLIER from any of its obligations to PURCHASER pursuant to the AGREEMENT; and

     WHEREAS, SUPPLIER and PANDA-ROSEMARY
CORPORATION executed an Assignment And Assumption
Agreement effective on May 15, 1989 wherein SUPPLIER assigned to PANDA-ROSEMARY CORPORATION all of its right, title and interest in the AGREEMENT; and

     WHEREAS, PURCHASER, SUPPLIER and PANDA-ROSEMARY
CORPORATION desire to amend the AGREEMENT.

     NOW THEREFORE, in consideration of the
foregoing and of the premises hereinafter contained, the parties hereto agree as follows:

1. The following new Section 2.02(c) is added to the
AGREEMENT:

     (c) In designing the FACILITY to meet the requirements set forth in Section 2.02(a) above, SUPPLIER has relied on PURCHASER's estimation that the plant should normally use between thirty thousand (30,000) and one hundred thousand (100,000) pounds of steam per hour for process and to produce chilled water.
     PURCHASER will use its best efforts to notify
     SUPPLIER when and if PURCHASER determines that there will be a prolonged material reduction in such minimum usage levels. Nothing contained herein shall modify the provisions of Section
     3.01 that PURCHASER has made no warranty that it will use any particular quantity of steam or of chilled water.

2. Section 2.01(C) of the AGREEMENT is changed to read as follows:

  (c) Such chilled water delivery pipes as shall be required to deliver chilled water to and from PURCHASER's No. 1, No. 2 and No. 3 Mills within
     PURCHASER's Rosemary Complex.

3. Section 2.06(b) of the AGREEMENT is changed to read as follows:

    (b) Up to two thousand (2,000) tons of chilled water for eight thousand (8,000) hours per year, delivered at 45 degrees Fahrenheit.

4. Section 3.01 of the AGREEMENT is changed to read as follows:

     3.01 PURCHASER will purchase all steam and chilled water which it consumes at the Rosemary
     Complex (which SUPPLIER can and will supply and which can be delivered to the points of consumption throughout said Complex). This requirement is not intended as a warranty of the continued consumption of any particular quantity of steam or of chilled water, notwithstanding the provisions of Section
     2.02(c) above.

5. Section 5.01 of the AGREEMENT is deleted in its entirety. The following is substituted therefor:

     5.01 PURCHASER will pay the following fixed prices for each 1000 lbs. of steam per hour at 150 psi purchased pursuant to Section 3.01 above:

Delivery Period         Quantity/Hr.          Price
Twenty-Five (25) Years  First 45,000 Pounds   $1.00
Twenty-Five (25) Years  All Steam Over        $2.50
                        45,000 Pounds

6. The following sentence is added to Section 14.01 of the AGREEMENT:

     Notwithstanding the foregoing, neither party to this AGREEMENT shall be liable to the other party for indirect, incidental, consequential or punitive damages hereunder except as may be otherwise provided herein.

7. All references to "thirty (30) days" in Sections
14.02 and 14.03 of the AGREEMENT are changed to "sixty (60) days".

8. The following new Sections 21.10 is added to the
AGREEMENT:

    21.10 The point of delivery from SUPPLIER to PURCHASER shall be located at a point, to be selected by SUPPLIER, on the Leased Site. This provision is not intended to modify or change
    SUPPLIER's obligation, to design, construct, operate and maintain steam and chilled water delivery and return pipes off of the Leased
    Site as provided in Section 2 of this AGREEMENT or to modify or change the provisions of section 3.01 hereto.

9. The form of Exhibit "A" attached to the AGREEMENT is deleted in its entirety. The Revised form of Exhibit "A" dated June 6, 1989, attached hereto is substituted therefor.

l0. Section 22.01 of the AGREEMENT is deleted in its entirety. No substitution is made therefor.

11. All other terms, conditions and provisions of the AGREEMENT which are not expressly deleted or changed herein shall remain in full force and effect.

Executed effective this first day of October, 1989.

PANDA ENERGY CORPORATION      THE BIBB COMPANY
 (SUPPLIER)                   (PURCHASER)
By:______________________     By:__________________
Robert W. Carter              President
Chairman of the Board


PANDA-ROSEMARY CORPORATION
BY: ________________________
   Janice Carter
   Secretary/Treasurer

STATE OF NEW YORK   )
                    : ss:
COUNTY OF NEW YORK )

     Executed and acknowledged by Robert W. Carter as the act and deed of PANDA ENERGY CORPORATION before the undersigned Notary Public this 25th day of October, 1989 to certify which witness my hand and seal of office.

                              Notary Public In and
                              For The State of New
                              York
(Official Seal)
My Commission Expires: April 7, 1990

STATE OF NEW YORK   )
                    : ss:
COUNTY OF NEW YORK  )

     Executed and acknowledged by Janice Carter as the act and deed of PANDA ENERGY CORPORATION before the undersigned Notary Public this 25th day of October, 1989 to certify which witness my hand and seal of office.
                              Notary Public In and
                              For
                              The State of New York
(Official Seal)
My Commission Expires: April 7, 1990


STATE OF GEORGIA   )
                    : ss:
COUNTY OF GEORGIA  )

     Executed and acknowledged by Alan V. Davis as the act and deed of THE BIBB CORPORATION before the undersigned Notary Public this 24th day of October, 1989 to certify which witness my hand and seal of office.
                              Jim Adams
                              Notary Public In and
                              For The State of New
                              York
(Official Seal)
My Commission Expires: March 3, 1992




                            EXHIBIT A

        FIRST AMENDMENT TO COGENERATION ENERGY SUPPLY AGREEMENT

       [See Exhibit 10.48 filed with this Registation Statement]